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                                 UNITED STATES
           SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

                                  FORM 8-K/A


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)         June 14, 2001
                                                 -------------------------------


                         NAVIGANT INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)


           DELAWARE                      000-24387               52-2080967
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


             84 INVERNESS CIRCLE EAST
               ENGLEWOOD, COLORADO                                 80112
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     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number:  (303) 706-0800
                                --------------

Former name or former address, if changed since last report:     Not Applicable
                                                                 --------------
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSET
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     As previously reported, SATO Travel Holding Co., Inc. ("SATO") merged with a wholly owned subsidiary of Navigant International, Inc., ("Navigant" or the "Company") on June 14, 2001. Pursuant to the merger agreement, SATO was the surviving corporation, and, thus, became a wholly owned subsidiary of the Company upon completion of the merger. This amended report on Form 8-K is filed to include the financial information listed in Item 7 relating to the acquisition.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (a) Financial Statements. The following financial statements are filed as exhibits to this amendment to Report on Form 8-K.

          (1) Consolidated financial statements of SATO Travel Holding Co., Inc. as of and for the years ended December 31, 2000 and January 2, 2000. (Exhibit 99.1)

          (2) Consolidated financial statements of SATO Travel Holding Co., Inc. as of and for the three months ended April 1, 2001 and March 26, 2000. (Exhibit 99.2)

     (b) Pro Forma Financial Information. Exhibit 99.3 contains an unaudited pro forma balance sheet of the Company as of April 1, 2001 reflecting the acquisition of SATO as though the acquisition occurred on April 1, 2001. This Exhibit also contains unaudited pro forma combined statements of income for the twelve months ended December 31, 2000, and for the three months ended April 1, 2001, reflecting the acquisition of SATO and certain other transactions as if they occurred at the beginning of each period.

     (c)  The following exhibits are filed with this report:

     Exhibits       Description
     --------       -----------

     23.1           Consent of Independent Accountants

     99.1 Consolidated financial statements of SATO Travel Holding Co., Inc. as of and for the years ended December 31, 2000 and January 2, 2000.

     99.2 Consolidated financial statements of SATO Travel Holding Co., Inc. as of and for the three months ended April 1, 2001 and March 26, 2000.

     99.3           Pro forma combining financial statements of Navigant
                    International, Inc.





          SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Date:  August 13, 2001.


     NAVIGANT INTERNATIONAL, INC.
     a Delaware corporation


     By:     /s/  Robert C. Griffith
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     Name:  Robert C. Griffith
     Title:  Chief Financial Officer and Treasurer (Principal Financial and
             Accounting Officer)